SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2009

General Automotive Company

(Exact name of registrant as specified in its charter)

Nevada	333-137755	20-3893833
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 , Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407 363-5633

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations.

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2009, General Automotive Company (GNAU) entered into Business Consulting Agreements each with Byrd Financial Group, LLC. (“The Byrd Consulting Agreement”), Emerging Markets Consulting LLC(“The Emerging Markets Consulting Agreement”) and Douglas J. Nagel (“The Nagel Consulting Agreement”), collectively referred to as “the Consulting Agreements”.

Effective October 30, 2009, General Automotive Company (GNAU) entered into twelve month business consultant agreement each with Byrd Financial Group and LLC and Emerging Markets Consulting, each referred to as “the Consultant”. The Consulting Agreements expire on October 30, 2010 and have the following provisions:

The Byrd Consulting Agreement provides that the Consultant will spend up to 15 hours per week in the fulfillment of the obligations under the Consulting Agreement. According to the terms of the agreement in lieu of cash compensation, the Company shall pay for the services of the Consultant through the issuance of 4,000,000 shares of restricted common stock of General Automotive Company (GNAU). The Shares, collectively referred to as “the Securities”, shall be issued immediately, and are deemed to be fully vested and earned upon the execution hereof. The Consulting Agreement can be terminated at any time, for any reason, by the Company; however, termination shall not effect the Securities that have been issued to the Consultant.

The Emerging Markets Consulting Agreement provides that the Consultant will fulfill the obligations under the Consulting Agreement during the term of the agreement. According to the terms of the agreement, in lieu of cash compensation, the Company shall pay for the services of the Consultant through the issuance of 4,000,000 shares of restricted common stock of General Automotive Company (GNAU). The Shares, collectively referred to as “the Securities”, shall be issued immediately, and are deemed to be fully vested and earned upon the execution hereof. The Consulting Agreement can be terminated at any time, for any reason, by the Company, however, termination shall not effect the Securities that have been issued to the consultant.

The foregoing descriptions of the agreements are qualified in their entirety by reference to the agreements thereof, which are attached hereto in Exhibit 10.1 for The Byrd Financial Group, LLC and Exhibit 10.2 for Emerging Markets Consulting LLC, and incorporated, herein by reference.

Effective October 30, 2009, General Automotive Company (GNAU) entered into thirty-six month business consultant agreement with Douglas J. Nagel. The consulting agreement expires on October 30, 2012 and has the following provisions:

The Nagel Consulting Agreement provides that the Consultant will spend up to 20 hours per week in fulfillment of the obligations under the Consulting Agreement. According to the terms of the agreement, in lieu of cash compensation, the Company shall pay for the Consultant through the issuance of a options to purchase 13,500,000 shares of restricted common stock of General Automotive Company (GNAU), at an exercise price of 4 cents per share. The Options, collectively referred to as “the Securities”, shall be issued immediately, and are deemed to be fully vested and earned upon the execution hereof. The Consulting Agreement can be terminated at any time, for any reason, by the Company, however, termination shall not effect the Securities that have been issued to the consultant.

The foregoing descriptions of the agreements are qualified in their entirety by reference to the agreements thereof, which are attached hereto in Exhibit 10.3 for Douglas J. Nagel, and incorporated, herein by reference.

SECTION 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit. Number	Description of Exhibit
10.1	Business Consulting Agreement between General Automotive Company and The Byrd Financial Group, LLC dated October 30, 2009

10.2	Business Consulting Agreement between General Automotive Company and Emerging Markets Consulting, LLC dated October 30, 2009

10.3	Business Consulting Agreement between General Automotive Company and Douglas J. Nagel dated October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/S/ DAN VALLADAO
Dan Valladao

Date: November 6, 2009